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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC. (Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(a)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: ___________________________
	(2)	Aggregate number of securities to which transaction applies: ___________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________
	(5)	Total fee paid: ___________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

	(1)	Amount Previously Paid: ___________________________
	(2)	Form, Schedule or Registration Statement No.: ___________________________
	(3)	Filing Party: ___________________________
	(4)	Date Filed: ___________________________

To the Stockholders of Arrhythmia Research Technology, Inc.:

        You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Friday, May 20, 2005. The Annual Meeting will begin at 10:00 a.m. local time at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts.

        Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the enclosed Proxy Statement carefully. Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

        We are committed to high standards of corporate governance. With the assistance of our Nominating and Corporate Governance Committee, we continue to strive for enhanced transparency and to promote processes of management oversight and controls designed to generate long-term economic value for our stockholders. Thank you for your continued support of and interest in Arrhythmia Research Technology, Inc. as we strive to build a company that we are all proud to own.

        We look forward to seeing you in Leominster on May 20, 2005.

Very truly yours,

By:	/s/ E. P. Marinos
E. P. Marinos
Chairman of the Board

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, May 20, 2005

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 20, 2005 at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect two Class I directors to hold office for three years until their respective successors are duly elected and qualified.

2.	To approve the adoption of the Arrhythmia Research Technology, Inc. 2005 Stock Award Plan.

3.	To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only stockholders of record of the Company at the close of business on April 11, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

/s/ E.P. Marinos
E. P. Marinos
Secretary

Fitchburg, Massachusetts
April 29, 2005

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
What proposals will be addressed at the annual meeting?
Who may vote on these proposals?
How many votes do I have?
Why would the annual meeting be postponed?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters' rights of appraisal?
Who bears the cost of soliciting proxies?
Where are ART's principal executive offices?
How can I obtain additional information about ART?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3

STOCKHOLDER PROPOSALS AND SUBMISSIONS

OTHER PROPOSED ACTION

APPENDIX I:	Text of the Arrhythmia Research Technology, Inc. 2005 Stock Award Plan
APPENDIX II:	Proxy Card

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held May 20, 2005

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (“ART” or the “Company”), for use at the Annual Meeting of ART stockholders to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 20, 2005 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	The election of the nominees for Class I director identified below to serve for three years;

2.	To approve the adoption of the ART 2005 Stock Award Plan;

3.	The approval of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

4.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting

Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 29, 2005 to all stockholders of the Company. Stockholders who owned shares of ART voting stock at the close of business on April 11, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,666,194 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on May 20, 2005. The presence in person or by proxy of a majority of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the nominees for Class I director identified below;

2.	FOR the adoption of the ART 2005 Stock Award Plan; and

3.	FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on May 20, 2005, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.

You may notify ART in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect the director nominees. A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.

Proposal 2: 2005 Stock Award Plan.

The approval of the 2005 Stock Award Plan requires the affirmative vote of a majority of all the votes cast at the Annual Meeting, in person or by proxy.

Proposal 3: Ratification of independent registered public accounting firm.

The ratification of the appointment of our independent registered public accounting firm approval of Proposal 3 requires the affirmative vote of a majority of all of the votes cast at the Annual Meeting, in person or by proxy.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of ART provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

ART will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE ART'S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of ART are located at 25 Sawyer Passway, Fitchburg, Massachusetts and our telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ART?

Copies of the Company's 2004 Annual Report on Form 10-KSB are being sent to all stockholders along with this proxy statement. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate fee. All written requests should be directed to Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

ART is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that ART file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including ART, that file electronically with the SEC. The SEC’s website address is http:\\www.sec.gov. In addition, ART’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of the Common Stock

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company.

	Common Stock
Name and Address of Beneficial Owner	Beneficially Owned (1)	Percent of Class(1)
Russell C. Chambers, M.D	403,700	15.1%

________________________

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person's percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of Dr. Chambers is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420

Security Ownership of Directors and Executive Officers

The following table shows, as of the Record Date, the securities owned by each director and nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group.

	Common Stock		Percent of
Name and Address of Beneficial Owner	Beneficially Owned (1)		Class (1)
Russell C. Chambers, M.D	403,700		15.1%

Julius Tabin, Ph.D	118,824		4.5%

Paul F. Walter, M.D	62,055		2.3%

E. P. Marinos	49,448		1.9%

James E. Rouse	15,000	(2)	.*%

David A. Garrison	5,000	(3)	.*%

All Executive Officers and Directors as a Group (6 Persons)	654,027		24.4%

      * Less than 1%

________________________

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. In accordance with Rule 13d-3 under the Exchange Act, each person's percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420

(2)	Includes 12,000 shares issuable upon exercise of options; excludes options to acquire 6,000 shares which are not exercisable.
(3)	Includes 5,000 shares issuable upon exercise of options; excludes options to acquire 20,000 shares which are not exercisable.

Interest of Directors and Executive Officers in the Matters to be Acted Upon

James E. Rouse and Russell C. Chambers have been nominated for re-election as Class I directors and therefore have an interest in the outcome of Proposal 1.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the American Stock Exchange. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish ART with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to ART during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2004.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title

James E. Rouse	50	President, Chief Executive Officer and Director

David A. Garrison	37	Executive Vice President of Finance and Chief Financial Officer

E. P. Marinos	63	Chairman of the Board (1)

Russell C. Chambers, M.D	61	Director

Julius Tabin, Ph.D	85	Director (1)

Paul F. Walter, M.D	68	Director (1)

__________________________

(1)	E. P. Marinos, Dr. Julius Tabin, and Dr. Paul F. Walter serve as members of the audit committee and as independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

James E. Rouse. Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002 after serving in the capacity of President and Chief Operating Officer since October of 2001. Previously he had served as Vice President and General Manager of the Company from December 2000 to October 2001. Mr. Rouse has also served as President, Chief Executive Officer and Chief Operating Officer of the Company’s subsidiary, Micron Products, since December 2000, Vice President and General Manager from July 2000 to December 2000 and Plant Operations Manager from December 1996 to July 2000. Prior to joining Micron Products Mr. Rouse held the position of Operations Manager for Jarvis Surgical, Inc. He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at Kom TeK, Inc., a subsidiary of Kervick Enterprises, Inc., from 1983 to 1995. He is a graduate of the University of Massachusetts (Amherst) and Worcester Polytechnic Institute, School of Industrial Management.

David A. Garrison. Mr. Garrison was appointed Executive Vice President of Finance of the Company in December 2004 and has served as Chief Financial Officer since November 2002. He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns. He is a graduate of Miami University (B.S. in Finance, 1990) and Boston University (Masters in Business Administration, 2001).

E. P. Marinos. Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting company, since June 1, 2001. Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT) from June 1997 until June 2001. He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT’s parent company, in June 1999 and President and Chief Executive Officer of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001. From March 1995 until June 1997, he was President and Chief Executive Officer of the Company. He is a graduate of Wayne State University (B.S. in Finance and Accounting, 1964) and a member of the AICPA. Mr. Marinos serves as Chairman of the Company’s Board of Directors and Audit Committee.

Julius Tabin, Ph.D. Since 1949, Dr. Tabin has been a partner in the law firm of Fitch, Even, Tabin & Flannery. His practice focuses on client counseling, litigation, and licensing in the areas of patents, trademarks, copyrights, trade secrets, related contract, and antitrust law. He is a graduate of the University of Chicago (B.S., 1940; Ph.D. Physics, 1946) and Harvard Law School (LL.B., 1949).

Paul F. Walter, M.D. Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University where he has served on the faculty since 1980. He specializes in cardiology and internal medicine with a focus on arrhythmias, cardiovascular disease and electrophysiology lab. He is a 1961 graduate of the University of Nebraska College of Medicine with graduate studies at the University of Michigan.

Russell C. Chambers, M.D. For more than the past five years, Dr. Chambers has been primarily engaged in the management of his personal investments and a private charitable foundation.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each executive officer of ART is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of ART, any owner of record or beneficial interest of more than five percent of any class of voting securities of ART, or any associate of any such director, officer, affiliate or security holder is a party adverse to ART or any of its subsidiaries or has a material interest adverse to ART or any of its subsidiaries.

No director, director nominee, officer or affiliate of ART, owner of record or beneficial interest of more than five percent of any class of voting securities of ART has, to the Company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

The Board of Directors

The Board of Directors oversees the business affairs of ART and monitors the performance of management. Pursuant to the ART By-Laws, the Board of Directors has established that the Board of Directors shall consist of no less than two and no more than six members; currently the number of seats on the Board is five. The Company’s By-Laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible. See Proposal 1.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2004. Nine took vote in Board meetings or by unanimous consent during 2004. Directors are strongly encouraged to attend the Annual Meeting. All of the Company’s directors attended the 2004 Annual Meeting except Dr. Russell Chambers.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating and Corporate Governance Committee, and a Succession Committee.

Audit Committee. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm. During fiscal year 2004, the Audit Committee held seven meetings. Its current members are E.P. Marinos (Chairman), Dr. Julius Tabin, and Dr. Paul Walter. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the American Stock Exchange, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter was included as Appendix I to the proxy statement mailed to stockholders in 2004.

Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and approve senior executive compensation and to administer the Company’s Stock Option Plan. Its current members are Dr. Russell Chambers and Dr. Paul Walter. During the fiscal year ending December 31, 2004, the Compensation Committee held one formal meeting.

Executive Committee. The Executive Committee is composed of three members: Dr. Russell C. Chambers, E. P. Marinos, and Dr. Julius Tabin. The principal functions of the Executive Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors. The Executive Committee met six times in the fiscal year 2004.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is presently composed of two members of the board: Mr. E.P. Marinos and Dr. Julius Tabin, each of whom is an independent director as independence is defined by the rules and regulations of the American Stock Exchange. The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its Committees, and develops and maintains a set of corporate governance guidelines. The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate. During the fiscal year 2004, the Committee held one meeting. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website: http://www.arthrt.com/corporategovernance

Succession Committee. The Succession Committee is composed of five members: Dr. Russell C. Chambers, Mr. E. P. Marinos, Mr. James E. Rouse, Dr. Julius Tabin and Dr. Paul Walter. The Succession Committee assists the Board in monitoring the preparation and adequacy of succession plans for executive officer positions. During the fiscal year ending December 31, 2004, the Committee did not hold any formal meetings.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers. A copy of the Code can be found on the Company’s website at http://www.arthrt.com/codeofethics.html. The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Report of the Audit Committee

The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, BDO Seidman, LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2004 and discussed all material accounting issues.

Management has the primary responsibility for the Company’s financial statements and the Company’s accounting, auditing and financial reporting processes. The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States. The Audit Committee is not providing any professional certification as to the independent registered public accounting firm’s work product.

The Audit Committee’s review and discussion with the Company’s independent registered public accounting firm included matters requiring discussion pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee further discussed with BDO Seidman, LLP, matters relating to its independence, and has received the written disclosures and letter from it required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements for the year ended December 31, 2004 in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the SEC.

By the members of the Audit Committee:
E.P. Marinos, Chairman
Dr. Julius Tabin
Dr. Paul F. Walter

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm. Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee. Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled quarterly meeting.

Nominees to the Board of Directors

James E. Rouse and Russell C. Chambers are the Board of Director’s nominees for re-election as Class I directors to the Board of Directors. See “Information about Directors and Executive Officers” above for information relative to their respective business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. The Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Security holders who want to recommend to the Committee a candidate for director may do so by submitting to the Company’s Secretary in writing biographical information about the candidate, a description of the candidate’s qualifications and the candidate’s consent to the recommendation. If the candidate is to be considered for nomination at the next Annual Meeting of stockholders, the submission must be received by the date and in accordance with the procedures described under “Stockholder Proposals and Submissions.”

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. Each Board member is willing to accept correspondence. Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member. Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2004, 2003, and 2002, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2004, the Company’s Chief Executive Officer and the Company’s most highly compensated executive officers serving as such as of December 31, 2004 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long Term		All Other
		Annual Compensation			Compensation		Compensation

					Securities	Restricted
Name and				Other Annual	Underlying	Stock
Principal Position	Year	Salary ($)	Bonus ($)(1)	Compensation ($)	Options(2)	Awards(3)
James E. Rouse(4)	2004	126,000	18,900	-	-	-	-
President and CEO	2003	128,400	18,900	-	-	-	-
	2002	112,500	10,000	-	-	-	-

David A. Garrison(5)	2004	90,000	13,500	-	-	-	-
EVP and CFO	2003	81,500	12,000	-	25,000	-	-
	2002	19,600	1,000	-	-	-	-
______________________________
(1)	Unless otherwise indicated, bonuses shown were paid in the fiscal year for the year in which services were provided.
(2)	Indicates number of shares of Common Stock underlying options granted July 31, 2003 to Mr. Garrison. The options vest in equal portions over five years.
(3)

The number and value of the aggregate restricted stock holdings as of the end of the last fiscal year for each of our Named Executive Officers were as follows: Mr. James E. Rouse, 3,000 shares which are held by Mr. Rouse with a market value of $63,270; Mr. David A. Garrison, no shares.

(4)	Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002.
(5)	Mr. Garrison was appointed to Executive Vice President of Finance of the Company in December 2004, and has served as Chief Financial Officer of the Company since November 2002.

Option and Stock Appreciation Right Grants in Fiscal Year Ended December 31, 2004

There were no grants of stock options and stock appreciation rights to the Named Executive Officers during fiscal year 2004.

Stock Option and Stock Appreciation Right Exercises and Holdings

The following table summarizes certain information related to the exercise of options to acquire shares of Common Stock by the individuals named below during the 2004 fiscal year. The table also sets forth the value of options and stock appreciation rights held by each of the individuals named below at December 31, 2004.

AGGREGATED OPTION EXERCISES IN 2004 AND OPTION VALUES
AT DECEMBER 31, 2004

	Shares		Number of Securities Underlying		Value of Unexercised in-the-
	Acquired	Value	Unexercised Options		Money Options(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
James E. Rouse	9,000	$ 336,450	6,000	12,000	$ 114,540	$ 229,080

David A. Garrison	-	-	5,000	20,000	$ 81,200	$ 324,800
______________________________
(1)

The value of unexercised “in-the-money” options equals the difference between the option exercise price and the closing price of the Company’s stock at year end, multiplied by the number of shares underlying the options. The closing price of the Company’s stock on December 31, 2004, as reported by American Stock Exchange, was $21.09.

Compensation Committee Report on Executive Compensation

The following report of the Compensation Committee (the “Committee”) is not soliciting materials and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s Stock Option Plan. In 2004, the Committee was comprised of Dr. Russell C. Chambers and Dr. Paul F. Walter.

All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.

Compensation Policy

The Company’s executive compensation policies are designed to foster the Company’s business goals of achieving profitable growth and premium returns to stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards that are closely related to the performance of the Company and the individual executive by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

This report discusses the manner in which base salaries, short-term incentive compensation and long-term, equity-based incentives for the Company’s executive officers, including the Company’s President and Chief Executive Officer, were determined for the 2004 fiscal year.

Executive Compensation

The key components of executive compensation are base salary, short-term incentive compensation and long-term, equity-based incentives. Base salaries are generally targeted to be competitive with the salaries paid at other companies of similar size and complexity within and outside the medical device manufacturing industry.

Base Salary. Salary level targets are established so that the Company can attract and retain the most qualified employees. In determining an executive officer’s salary, the Compensation Committee considers, but does not assign specific weights to, the following factors: internal factors involving the executive’s level of responsibility, experience, individual performance, and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor.

Incentive Compensation Program. The Company maintains an incentive compensation program for substantially all officers and executives designed to reward such individuals for their contributions to corporate and individual objectives. In the past, the programs have provided additional compensation based on performance and profits of those operations for which the various executives have responsibility.

Long-Term Incentive Compensation. The Company also grants stock options and other equity incentives under its Stock Option Plan in order to link compensation to the Company’s long-term growth and performance and to increase stockholder value. The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and its subsidiaries. It grants awards to designated employees upon commencement of employment or following a significant change in an employee’s responsibility or title. Awards are based on guidelines relating to the employee’s position in the Company that are set by the Committee, as well as the employee’s current performance and anticipated future contributions. The Committee also considers the amount and terms of stock options previously granted to each of the employees. The Committee individually evaluates these factors with respect to each employee and then the Committee reaches a consensus on the appropriate award.

Compensation of President and Chief Executive Officer. James E. Rouse was named President and Chief Executive Officer of the Company in October 2002. Pursuant to the terms of his employment agreement, his annual rate of compensation in 2004 was $126,000. Mr. Rouse was awarded a cash bonus of $18,900 in fiscal 2004 in recognition of the performance of the Company and his contribution thereto.

This report on executive compensation is made by and on behalf of the Company’s Compensation Committee.

Russell C. Chambers, M.D.
Paul F. Walter, M.D

Director Compensation

For fiscal year 2005 each non-employee director receives cash compensation of $3,000 per quarter and an annual fee of $1,000 per committee membership. Additionally, the chairpersons of the audit and compensation committees receive an annual fee of $4,000 and each non-employee director receives $1,000 cash for each meeting (including committee meetings) attended in person and $500 for each meeting (including committee meetings) attended by telephone. During fiscal year 2004, directors received the following fees: Messrs. Marinos and Tabin, $19,000 each; Dr. Chambers, $15,000 and Dr. Walter, $17,000. From time to time, the Board of Directors grants stock options to non-employee directors. In fiscal year 2004, no grants were made to any directors.

Dr.     Russell C. Chambers, a director and principal stockholder of the Company, performs consulting services for the Company and in exchange the Company pays a portion of his health insurance premiums. The portion of health insurance premiums paid by the Company was approximately $4,300 and $7,400 in 2004 and 2003, respectively.

Employment Agreements

In October 2001, the Company entered into a five year employment agreement with Mr. Rouse, the Company’s President and Chief Executive Officer, under which he receives base compensation of $100,000 per year, subject to annual review for raises in accordance with Company policy, and bonus compensation and other benefits as the Company may institute. The Company also provides Mr. Rouse with medical and dental benefits in accordance with the Company’s group plans. If the Company terminates Mr. Rouse’s employment without cause, Mr. Rouse is entitled to his then base compensation and medical and dental benefits for a period of twelve months. In the event of a sale of all or substantially all of the Company’s assets or a sale or transfer of the Company’s voting securities resulting in a change in the ownership of a majority of the Company’s voting securities, the Company may terminate Mr. Rouse’s employment, in which event Mr. Rouse is entitled to his base compensation for a period of twenty-four months, as well as eighteen months of medical and dental benefits. In addition, Mr. Rouse’s employee stock options become immediately vested and exercisable upon a change of control as described above.

Consulting and Other Agreements

None.

Compensation Committee Interlocks and Insider Participation

None.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2004, with respect to our equity compensation plans:

Number of securities remaining
	Number of securities to	Weighted-average	available for future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities reflected in
Plan category	warrants and rights (a)	warrants and rights (b)	column (a)) (c)

Equity compensation plans	43,000	$ 3.66	145,000
approved by security holders
Equity compensation plans
not approved by security	-	-	-
holders

Total	43,000	$ 3.66	145,000

On December 13, 2003, the Company’s Board of Directors adopted the 2003 Stock Bonus Plan. The Board’s objective in adopting the Plan based on the recommendation of the Compensation Committee was to secure the benefits of the incentive inherent in ownership of the Company’s securities through the grant of stock to selected non-officer employees. An aggregate of 3,000 shares were available for issuance to employees and an aggregate of 2,360 shares of common stock were awarded to approximately 38 employees (none of whom were executive officers or directors) with a market value as of December 31, 2003 of $74,175. The Stock Bonus Plan terminated by its terms as of December 31, 2003.

See Proposal 2 hereof as to the 2005 Stock Award Plan, the description of which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs set forth the reportable transactions in the last fiscal year between ART and its executive officers, directors or affiliates. See “Compensation of Directors and Executive Officers — Employment Agreements” and “Director Compensation” for descriptions of the terms of employment and consulting agreements between ART and certain officers and directors.

Transactions with Management and Others

To date, all transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction. The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors.

The Company believes that all transactions entered into with affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties.

Dr. Tabin, a Director and stockholder of the Company, is a partner of a law firm that represents the Company with respect to patent and other intellectual property law matters. Fees for services and patent costs paid to this firm were approximately $13,000 and $17,000 for fiscal years ended 2004 and 2003, respectively.

Dr. Russell C. Chambers, a director and principal stockholder of the Company, performs consulting services for the Company and in exchange the Company pays a portion of his health insurance premiums. The portion of health insurance premiums paid by the Company was approximately $4,300 and $7,400 in 2004 and 2003, respectively.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the number of directors, as determined from time to time, shall not be less than two or more than six. The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of five (5) members, namely, James E. Rouse and Russell C. Chambers (Class I with terms expiring at the Annual Meeting); E. P. Marinos and Julius Tabin (Class II with terms expiring at the 2006 annual meeting) and Paul F. Walter (Class III with term expiring at the 2007 annual meeting).

The Board of Directors has concluded that the nomination and re-election of James E. Rouse and Russell C. Chambers as Class I directors is in the best interests of the Company and recommends stockholder approval of the re-election of Mr. Rouse and Dr. Chambers for three-year terms (expiring at the 2008 Annual Meeting) and until their respective successors have been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Mr. Rouse and Dr. Chambers and the other ART directors can be found under “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR the nominees, except where authority has been withheld as to the particular nominee.

The nominees for director receiving a plurality of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as directors. Each nominee has consented to being named in this Proxy Statement and to serve his term if elected. If either of the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

The Board recommends that stockholders vote FOR the nominees for election to the Board of Directors of the Company.

PROPOSAL 2

TO RATIFY THE ADOPTION OF THE ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
2005 STOCK AWARD PLAN

General

On April 28, 2005, the Company’s Board of Directors adopted the Arrhythmia Research Technology, Inc. 2005 Stock Award Plan (the “Plan”). The statements contained in this Proxy Statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan, as amended, a copy of which is attached hereto as Appendix I.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

The primary objectives of the Plan are to assist the Company in attracting and retaining the services of certain employees and officers deemed to be key and to secure the benefits of the incentive inherent in ownership of the Company’s securities.

Plan Administration

The Plan will be administered by the Company’s Compensation Committee which will have full and final authority as to all decisions and determinations required for the administration of the Plan including the selection of persons to whom awards under the Plan may be granted, determination of the types and number of awards to be granted and to otherwise adopt such rules and regulations as deemed necessary or advisable to administer the Plan. The Plan also provides for a limitation of liability of Committee members for actions, determinations or interpretations with respect to the Plan and, to the extent permitted by law, such persons will be fully indemnified and protected with respect to any such action, determination or interpretation.

Eligibility

Persons eligible to receive awards under the Plan, subject to the determination by the Board or the Committee, include

•	all executive and other officers, directors or employees of the Company or any subsidiary, including any person who may also be a director of the Company;

•

any consultant or other person who provides substantial personal services to the Company or any subsidiary and who qualifies as an "employee" as defined in the general instructions to Form S-8 under the Securities Act of 1933, namely, natural persons who provide bona fide services to the Company and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

•

any person who has agreed to become an executive officer, officer, director or employee of the Company or a subsidiary, provided that the person may not receive any payment or exercise any right relating to any award under the Plan until the person has commenced employment.

There are currently two executive officers, four directors who are not executive officers, and 57 employees, including current officers who are not executive officers, eligible to receive awards under the Plan. There are no non-director consultants or other persons known to the Company at this time who are eligible to receive awards under the Plan. The Plan limits the number of shares which may be granted to any participant during any year to a maximum of 50,000 shares. No determination has been made as of the date hereof as to the number or kind of awards or the persons or classes of employees or other persons who may be eligible to receive awards.

Award Types

The Plan authorizes a broad range of awards, including:

•	bonus stock;

•	restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

•	deferred stock, a contractual commitment to deliver shares at a future date; if such a grant is forfeitable, it may be referred to as "restricted stock units"; and

•

other stock-based awards denominated or payable in, valued in whole or part by reference to or otherwise based on shares including deferred stock awards that may be earned by achieving specific performance objectives

The Committee also has the authority to cancel any unexpired, unpaid or deferred awards at any time including if the participant renders services for an organization deemed competitive with the Company, discloses confidential information or material relating to the business of the Company or fails to disclose promptly and assign to the Company right, title and interest in any invention or idea made or conceived during employment with the Company relating to actual or anticipated business, research or development work of the Company.

Shares Subject to the Plan

An aggregate of 100,000 shares of common stock are available for issuance under the Plan. Such shares have a market value of $1,622,000 based on the closing price of the shares as reported by the American Stock Exchange as of April 11, 2005. The shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, namely, previously issued shares reacquired by the Company, including shares reacquired by the Company in the open market. The Committee has authority under the Plan to make substitutions or adjustments that it deems to be equitable and to preserve, without enlarging, the rights of participants in the Plan in the event of shares dividends or splits, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares, repurchase, liquidation, dissolution or other similar corporate transaction.

Federal Income Tax Implications of the Plan

The Company believes that under current law the following federal income tax consequences generally would arise with respect to awards under the Plan.

With respect to awards that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received at the time received. If the Company grants an award of deferred stock or permits the participant to elect to defer receipt of cash or shares under a Plan award, the participant will defer the time he or she becomes subject to income tax, and the Company’s right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Termination or Amendment of the Plan

Unless earlier terminated by action of the Board of Directors, the Plan shall terminate on the day before the tenth anniversary of the effectiveness of the Plan. Upon any such termination of the Plan, no new authorizations of grants of stock may be made, but awards then outstanding shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such awards.

The Board of Directors may amend, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant awards under the Plan without the consent of stockholders or participants, except that any amendment shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the American Stock Exchange. The Board may otherwise, in its discretion, determine to submit other such amendments to stockholders for approval; provided, however, that, without the consent of an affected participant, no such action may materially impair the rights of the participant under any award already granted.

Stockholder Approval

The Board seeks stockholder approval of the Plan in order to satisfy certain legal requirements, including requirements of the American Stock Exchange. In addition, the Board regards stockholder approval of the Plan as desirable and consistent with good corporate governance practices.

To be approved, this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the proposal to approve the Arrhythmia Research Technology, Inc. 2005 Stock Award Plan.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the continued engagement of BDO Seidman, LLP (“BDO”) as our independent registered public accounting firm is in the best interests of ART. BDO has acted as the Company’s registered public accounting firm since 1998.

The stockholders of the Company are being asked to ratify this appointment. The Company has been informed that neither BDO nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

The Audit Committee, prior to recommending the reappointment of BDO, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Audit Fees

The following table presents fees for professional services rendered by BDO Seidman LLP for the audit of the Company’s annual financial statements for the years ended 2004 and 2003 and fees billed for other services rendered by BDO Seidman LLP for fiscal years 2004 and 2003:

	2004	2003
Audit fees	$98,300	$88,500
Audit-related fees	-	-
Tax fees	14,000	14,375
All other fees	-	-

Audit Fees

Audit Fees for 2004 and 2003 consist of fees for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports, and audit services provided in connection with other statutory or regulatory requirements and amounted to $98,300 and $88,500, respectively.

Audit-Related Fees

There were no Audit-Related Fees for 2004 and 2003.

Tax Fees

Tax Fees for 2004 and 2003 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $14,000 and $14,375, respectively, of which 100% was approved by the Board of Directors.

All Other Fees

There were no other fees for 2004 and 2003.

Recommendation and Vote

To be approved, Proposal 3 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company’s proxy statement consistent with the Company’s By-Laws and the regulations of the SEC. Should a stockholder intend to present a proposal at the 2006 Annual Meeting and have that proposal included in the Company’s proxy statement, it must be received by the Secretary of the Company C/O Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420 not later than December 5, 2005 and must comply with all of the requirements of Rule 14a-8 under the Exchange Act in order to be included in the Company’s Proxy Statement and proxy card relating to that meeting.

Stockholders of the Company may nominate candidates for election to the Board of Directors and submit other matters for consideration at the Company’s annual meeting by providing written notice to the Company not later than 90 days in advance of the annual meeting, unless the annual meeting is held on a date other than the second Tuesday of May, in which case the stockholder notice must be given within ten days after the first public disclosure of the scheduled date of the annual meeting. Nominations for elections of directors to take place at a special meeting are required to be received by the close of business on the seventh day following the date on which notice of such meeting is given to stockholders. In the case of director nominations, the notice must contain the stockholder’s and nominee’s name and address, a representation that the stockholder is a holder of record of the Company entitled to vote at the meeting and intends to appear at the meeting (in person or by proxy) to nominate the nominee, a description of any arrangements or understanding between the stockholder and the nominee, the consent of the nominee to serve if so elected and such other information as would be required by the rules of the SEC to be included in a proxy statement.

Notices of other business must contain a brief description of the business to be brought before the meeting, the stockholder’s name and address, a representation as to stockholder status and intent to appear at the meeting to propose the business, and a description of any material interest of the stockholder in the matter.

A copy of the relevant By-Law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company’s Secretary at the executive offices of the Company.

OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors
ARRHYTHMIA RESEARCH TECHNOLOGY, INC

/s/ E. P. Marinos
E. P. Marinos, Secretary

Fitchburg, Massachusetts
April 29, 2005

APPENDIX I

2005 STOCK AWARD PLAN

1.	Purpose of the Plan.

        The purpose of this 2005 Stock Award Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing a means (a) to attract, retain, and reward officers, other employees, and persons who provide services to the Company and its subsidiaries, (b) to link compensation to measures of the Company's performance in order to provide additional incentives, including stock-based incentives and cash-based annual incentives, to such persons for the creation of stockholder value, and (c) to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's stockholders. The Plan is intended to qualify certain compensation awarded under the Plan as "performance-based" compensation under Code Section 162(m) to the extent deemed appropriate by the Committee which administers the Plan.

2.	Administration.

2.1

Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(a)	to select persons to whom Awards may be granted;

(b)	to determine the type or types of Awards to be granted to each Participant;

(c)

to determine the number of Awards to be granted, the number of Shares to which an Award will relate, all other terms and conditions of any Award granted under the Plan (including, but not limited to, any grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(d)

to determine whether, to what extent, and under what circumstances an Award may be settled, or the grant or purchase price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(e)

to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

(f)	to prescribe the form of each Award agreement, which need not be identical for each Participant;

(g)	to adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(h)

to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award agreement, or other instrument hereunder; and

(i)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

2.2

Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

        At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Securities Exchange Act of 1934 in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.

        The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform functions designated by the Committee, to the extent that such delegation is permitted under Section 157 of the Delaware General Corporation Law and other applicable laws. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, in order to ensure that transactions under the Plan are exempt under Rule 16b-3 or for any other reason; provided, however, that authority specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or By-Laws, or applicable law shall be exercised by the Board and not by the Committee.

2.3

Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent registered public accounting firm, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

3.	Eligibility.

        Persons who are eligible to be granted Awards under the Plan include (i) any executive officer, other officer, director or employee of the Company or any subsidiary, including any such person who may also be a director of the Company, (ii) any consultant or other person who provides substantial personal services to the Company or any subsidiary and who qualifies as an "employee" as defined in the general instructions to Form S-8 under the Securities Act, and (iii) any person who has agreed to become an executive officer, officer, director or employee of the Company or a subsidiary provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced employment.

4.	Limitation on Shares Available for Awards; Per-Person Limitations; Adjustments.

4.1	Aggregate Number of Shares Available for Awards.

(a)

Shares Reserved for Awards. Subject to adjustment as provided in Section 4.3, a total of 100,000 Shares are hereby reserved for Awards under the Plan. For purposes of this Section 4.1, Shares subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of Shares to the Participant (or a Beneficiary), including the number of Shares withheld or surrendered in payment of any grant or purchase price of an Award or taxes relating to an Award, will become available again for Awards under this Section 4.1(a).

(b)

Type of Shares Deliverable. The Shares delivered in connection with Awards may consist, in whole or in part, of (i) authorized and unissued Shares or (ii) previously issued Shares reacquired by the Company, including Shares purchased in the open market ("Treasury Shares").

4.2

Annual Per-Person Limitations. In each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards under Section 5 (including Performance Awards under Section 7 based on Awards authorized under Section 5) relating to up to his or her Annual Limit. A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 50,000 Shares.

4.3

Adjustments. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares, repurchase, liquidation, dissolution or other corporate exchange, any large, special and non-recurring dividend or distribution to stockholders, or other similar corporate transaction, the Committee may make such substitution or adjustment, if any, as it deems to be equitable and in order to preserve, without enlarging, the rights of Participants, as to (i) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, including the fixed number of shares reserved under Section 4.1(a), (ii) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4.2, (iii) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash, other Awards or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and the performance goals relating thereto) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards granted under Section 7 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder otherwise to fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

5.	Specific Terms of Awards.

5.1

General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award, at the date of grant or thereafter (subject to Section 8.5), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant or upon the occurrence of other events. The Committee may require payment of consideration in connection with any Award, including for purposes of complying with requirements of the Delaware General Corporation Law.

5.2

Bonus Stock. The Committee is authorized to grant Shares as a bonus ("Bonus Stock"), or to grant Shares or other Awards in lieu of Company obligations to pay cash or grant other awards under other plans or compensatory arrangements. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

5.3

Restricted Stock. The Committee is authorized to grant Awards, in the form of Shares issued at or shortly after grant of the Award subject to restrictions ("Restricted Stock"), to Participants on the following terms and conditions:

(a)

Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock or the right to receive dividends thereon.

(b)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes.

(c)

Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(d)

Dividends and Distributions. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. The dates and terms upon which such reinvestment or purchases occur shall be within the discretion of the Committee. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

5.4

Deferred Stock. The Committee is authorized to grant Awards in the form of Shares to be delivered at a specified future date ("Deferred Stock") to Participants, subject to the following terms and conditions:

(a)

Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

(b)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part in the event of terminations resulting from specified causes. Deferred Stock which is subject to a risk of forfeiture may be denominated as "restricted stock units."

(c)

Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Stock, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Stock. The dates and terms upon which such accrual or deemed reinvestment will occur shall be within the discretion of the Committee. Restrictions on such dividends or the Deferred Stock or other Awards resulting from deemed reinvestment shall be specified by the Committee.

5.5

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares and factors that may influence the value of Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Shares issued pursuant to an Award in the nature of a purchase right granted under this Section 5.5 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 5.5.

6.	Certain Provisions Applicable to Awards.

6.1

Cancellation and Rescission of Awards. Unless the Award agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, or deferred Awards at any time, and, unless otherwise determined by the Committee, the Company shall have the additional rights set forth in subsection (d) below, if the Participant is not in compliance with all applicable material provisions of the Award agreement and the Plan, including the following conditions:

(a)

A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior executive officer designated by the Committee, is or becomes competitive with the Company. For Participants whose employment has terminated, the judgment of the Chief Executive Officer or other senior officer designated by the Committee shall be based on the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's stockholders, customers, suppliers and competitors of the Participant assuming the post-employment responsibilities and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has terminated employment shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a greater than five percent equity interest in the organization or business.

(b)

A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or use in other than the Company's business any confidential information or material relating to the business of the Company which is acquired by the Participant either during or after employment with the Company.

(c)

A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research, or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(d)

Upon delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of this Section 6.1. Failure to comply with the provisions of this Section 6.1 prior to, or during the six months after any Award may, in the sole discretion of the Committee, cause such Award to be rescinded. The Company shall notify the Participant in writing of any such rescission promptly after it becomes aware of such failure to comply but in no case more than two years after such Award. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded Award.

The Committee may modify the conditions imposed under this Section 6.1 with respect to any Award. If the terms of this Section 6.1 would require that the accounting expense for an Award that otherwise could be measured at the date of grant or other measurement date cannot be so measured until a later time, but such measurement would be permissible if the forfeiture of the Award were in connection with a termination of the Participant's employment, then the cancellation of the Award will occur at the later of the time of the Committee's determination or the Participant's termination of employment.

6.2

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substituted or exchanged Awards may be granted at any time. Subject to Section 5.5, the Committee may determine that, in granting a new Award, the intrinsic value of any surrendered Award may be applied to reduce the exercise price of any Option, or purchase price of any other Award.

7.	Performance Awards.

7.1

Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and measures of performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except that a Performance Award intended to qualify under Code Section 162(m) shall be contingent upon achievement of preestablished performance goals and other terms as required by Code Section 162(m) and regulations thereunder.

7.2

Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the achievement of performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing, except that the Committee may determine that this requirement shall not apply in the case of Performance Awards not intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance goals and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of Qualified Members.

7.3

Awards Under Code Section 162(m). If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

8.	General Provisions.

8.1

Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

8.2

Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant (unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award) except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred during the lifetime of the Participant, for purposes of the Participant's estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

8.3

No Right to Continued Employment; Leaves of Absence. Neither the Plan, the grant of any Award, nor any other action taken hereunder shall be construed as giving any employee, consultant, director, or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any person's employment or service at any time. Unless otherwise specified in the applicable Award agreement, an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan.

8.4

Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

8.5

Changes to the Plan and Awards. The Board may amend, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the American Stock Exchange, and the Board may otherwise, in its discretion, determine to submit other such amendments to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted. The Committee may amend, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto; provided, however, that no such amendment may provide for Award terms that the Plan would not then permit for a newly granted Award; and provided further, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

8.6

No Rights to Awards; No Stockholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

8.7

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission or the submission of any amendment to stockholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

8.8

Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award (although fractional share units may be credited in connection with any Award if so authorized by the Committee). The Committee shall determine whether and in what manner cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

8.9

Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

8.10

Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award agreement will be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

8.11

Effective Date, Stockholder Approval, and Plan Termination. The Plan shall become effective if and at the time that it is approved by stockholders at the Company's 2005 Annual Meeting of Stockholders. Unless earlier terminated by action of the Board, the Plan shall terminate on the day before the tenth anniversary of the effectiveness of the Plan. Upon any such termination of the Plan, no new authorizations of grants of Awards may be made, but then-outstanding Awards shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such Awards.

9.	Definitions.

In addition to such terms and the terms defined in Section 1, the following terms shall be defined as set forth below:

9.1	"Award" means an award of Bonus Stock, Restricted Stock, Deferred Stock, and Other Stock-Based Award, together with any other right or interest granted to a Participant under the Plan.

9.2

"Beneficiary" means the person(s) or trust(s) which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive such benefits.

9.3	"Board" means the Board of Directors of the Company.

9.4	"Bonus Stock" is defined in Section 5.2 hereof.

9.5	"Code" means the Internal Revenue Code of 1986, as amended, including regulations thereunder and successor provisions and regulations thereto.

9.6

"Committee" means the Compensation Committee of the Board, and the term "Committee" shall refer to the full Board in any case in which it is performing any function of the Committee under the Plan. A member of the Committee is not required by the terms of the Plan to be a Qualified Member at the time of appointment or during his or her term of service on the Committee.

9.7	"Company" means Arrhythmia Research Technology, Inc., a Delaware corporation.

9.8

"Covered Employee" means a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee within the meaning of Code Section 162(m) and regulations thereunder with respect to a specified fiscal year.

9.9	"Deferred Stock" is defined in Section 5.4 hereof.

9.10	"Effective Date" means the date on which the Plan takes effect, as set forth in Section 8.11 of the Plan.

9.11	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

9.12

"Fair Market Value," means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date means the closing sales price of a Share in composite trading of American Stock Exchange-listed securities for that date or, if no sale occurred on that date, on the latest preceding day on which a sale occurred, as reported by a reliable reporting service.

9.13	"Option" means any option to purchase Shares pursuant to any employee benefit plan heretofore or hereafter adopted by the Company and approved by the stockholders.

9.14

"Participant" means an individual who has been granted an Award under the Plan, for so long as the Company has any obligation under the Plan with respect to such Award or such Award remains subject to any restriction under the Plan.

9.15

"Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).

9.16	"Restricted Stock" is defined in Section 5.3 hereof.

9.17	"Securities Act" means the Securities Act of 1933, as amended.

9.18	"Shares" means shares of common stock, par value $.01 per share, of the Company and such other securities as may be substituted or resubstituted for Shares pursuant to Section 5.3.

9.19	"Treasury Shares" is defined in Section 4.1(b) hereof.

APPENDIX II

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Stockholders to be held on
May 20, 2005

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 29, 2005, and hereby appoints Judy Lucier and David Garrison, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, May 20, 2005 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	Election of Class I Directors (3 year terms)	Nominees:	James E. Rouse	Russell C.Chambers

☐ VOTE FOR or	☐ VOTE WITHHELD

2.	To approve the adoption of the Arrhythmia Research Technology, Inc. 2005 Stock Award Plan.

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

3.	To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005

☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

4.	Other Matters

In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

        The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

PLEASE SIGN AND DATE.

Dated ________________________, 2005

Signature

Printed Name

Signature

Printed Name
(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors,Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

        Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES